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                                                                    EXHIBIT 99.2


                                   NYSE: EXC

                                    EXELON

                                 John W. Rowe
                             CO-CEO AND PRESIDENT


                                 JUNE 13, 2001
                      DEUTSCHE BANK ALEX BROWN CONFERENCE

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                               Important Notice

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Exelon Corporation. The following factors, among others, could cause actual results to differ materially from those described herein: economic, business, competitive and/or regulatory factors affecting Exelon's businesses generally. More detailed information about those factors is set forth in the reports filed with the Securities and Exchange Commission by PECO Energy Company, ComEd and Exelon. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Exelon Corp. does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this presentation.

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                          Exelon's Integrated Strategy

[This slide contains a pyramid illustrating the integrated strategy. The pyramid is divided into three horizontal sections. The sections are labeled as follows:

Bottom section:

ENERGY DELIVERY
Steady Source of Earnings
5 Million Customers
Deregulated Markets

Middle section:

GENERATION AND POWER MARKETING
Near-term Growth Vehicle
48 GWs Unregulated Power
Including 17GWs Nuclear

Top section:

ENTERPRISES
Platform for Future Growth]

[Under the pyramid is a rectangle in which is written:

Linking Capabilities, assets and market presence to create continuous opportunities for building shareholder value]

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                 Exelon Nuclear's Competitive Cost Advantage:
                         All-In cost of 2c/KWh by 2003

--Fleet capacity factors:
   --YTD 5/31/01:    96.0%
   --2001 Target:    91.6%
   --2000 Actual:    93.8%
   --2000 Target     90.6%

--Production Cost
   --April YTD:  $12.73/MWh
   --Fleet variable fuel cost per MWh is in the industry's best quartile

--World-class refueling outage experience:
   --2000 average refueling: 22 days
   --Spring 2001 refueling outages:
       --Limerick 2--16 days, 8 hours
       --Byron 2--15 days, 18 hours

[This slide also contains a vertical bar chart showing the projected average production cost in dollars per megawatt hour for the years 2000, 2001, 2002 and 2003. Also shown on the chart are reference lines for the 2000 Industry median ($16.75) and the 2000 Top Quartile ($14.20)]


Year    $/MWh

2000     14.64
2001     14.16
2002     14.20
2003     13.46

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                                Exelon Nuclear:
                              Capacity Additions

Power uprates on eleven units will add 800-900 MW through 2003
--Approximately 250 MW added to date on LaSalle, Byron and Braidwood. --Additional work on Braidwood scheduled for fall 2001 and spring 2002 refueling outages.
--Dresden, Quad Cities, Clinton--uprates through 2003
--Average estimated Cost will be well below cost of new gas generation

Purchases of additional interest in Peach Bottom
--3.75% completed adding 82 MW;
--Additional 3.75% awaiting state regulatory approval

Improving capacity factors and added capability will increase net generation through 2003 ~ 9 million MWh

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                                EXELON NUCLEAR:

                               LICENSE EXTENSION

                                 License                  Renewals plans
                                expiration

     Peach Bottom               2013, 2014            Application will be
     2 and 3                                          submitted summer 2001

     Dresden 2 and 3            2009, 2011            Application will be
                                                      submitted 2003

     Quad Cities                   2012               Application will be
     1 and 2                                          submitted 2003

     Oyster Creek                  2009               Under review

     TMI-1                         2014               Under review

                  We will continued to run our plants as long
                 as they can be operated safely and profitably

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                               Exelon Power Team

Focussed on growth of market sales, and reliability of supply to affiliates --75,000 GWHs of market sales estimated for 2001
--ComEd PPAs run through 2006;
--PECO PPAs run through 2010

Average annual % generation available for market sales:
--Off-peak: 50%
--On-peak: 10%

1/st/ Qtr sales: 48,250 GWH
--60% to affiliates
--40% to market

[This slide also contains a stacked vertical bar chart showing the projected Gigawatt-hour Sales for the years 1999-2003 differentiated by Sales to PECO, Pre-Merger Market Sales, Affiliate Sales, Market Sales, and Sithe*]

------------------------------------------------------------------------------------------
Year           Sales to      Pre-Merger      Affiliate     Market Sales     Sithe*
               PECO          Market Sales    Sales
------------------------------------------------------------------------------------------
1999           23491         43154
------------------------------------------------------------------------------------------
2000           24393         48466
------------------------------------------------------------------------------------------
2001                                         107000        77000
------------------------------------------------------------------------------------------
2002                                         103500        92100
------------------------------------------------------------------------------------------
2003                                         103300        100300           30000
-----------------------------------------------------------------------------------------

* assumes acquisition of 100% of Sithe assets

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                              Exelon Power Team:
                             Value-Creating Growth

New Peaking Capacity:
--On line in 2001
     --950 MW: Tenaska, GA
     --150 MW: Elwood, Il. (total for Elwood is now 750 MWs)
     --160 MW: LaPorte, TX
     --15 MW: PA Windfarm

--On line in 2002
     --350 MW: Wolf Hollow, TX
     --350 MW: JV w/Peoples, IL
     --59 MW: PA Windfarm

[This slide also contains a stacked vertical bar chart showing the projected Gigawatt-hour Supply for the years 2001, 2002 and 2003 differentiated by Owned Assets, EME PPA, Acquisitions/Growth, and Sithe*.

-------------------------------------------------------------------------------------------
Year            Owned          EME PPA        Acquisitions          Sithe*          Total
                Assets                        /Growth
-------------------------------------------------------------------------------------------
2001            123000         31000          30100                                 184100
-------------------------------------------------------------------------------------------
2002            125000         20000          51000                                 196000
-------------------------------------------------------------------------------------------
2003            129400         9000           65200                 30000           233600
-------------------------------------------------------------------------------------------

* assumes acquisition of 100% of Sithe assets

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                               Energy Delivery:
                        Improving Fundamentals at ComEd

Exelon Nuclear-like accountability taking hold:

--Operating and financial targets on time and on budget
--ComEd ready to meet summer challenges:
     --Power committed to meet demand peak of 23,600 MWs
     --1200 MWs available under ComEd curtailable demand program
--Distribution system significantly improved:
     --Outage frequency:  down 38% over 1998 levels
     --Outage duration:   down 46% over 1998 levels
     --Customer satisfaction higher across all customer classes

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                               Energy Delivery:
                  ComEd Delivery Rate Case Filed June 1, 2001

Case proposes residential delivery service tariffs and new delivery rates for C & I customers effective May 1, 2002:
     --2000 test year reflects reliability improvement costs
     --Revenue Requirement $1.78 B; ROE: 13.25%
     --Average revenue/kWh increase: 1.50 to 2.05 cents:
       still below NSTAR, SDG&E, PSE&G, PG&E, PECO, Southern California Edison, and the Ameren CIPS (proposed) delivery rates

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                               Energy Delivery:
                      Provider of Last Resort Initiative

--In April 2001 ComEd proposed a plan to ICC to stimulate growth of competitive markets and provide reliability and price stability beyond 2004 (when freeze on bundled rates and transition period end).

--The proposal:
     --Distinguishes large (*400kW) from small (**400 kW) users;
     --Large users (40% of load):
          --PPO and bundled service phased out
--Small users (99%) of customers):
     --Offered specific fixed-price service between 2005-2008, or --Option of modest scheduled annual price increases from 2005-2008, and --Assured availability of reliable supply at established prices

*  Greater then
** Less than

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                              Exelon Enterprises

--High level review of strategic assumptions and business operations underway --Continuing challenge: How best to reach and serve the customer?
--Downturn in telecommunications market impacting EIS profit margins
--Cost controls imposed end of first quarter '01 will strengthen year-end performance
     --Hold on new acquisitions by EIS & Energy Services
     --Identifying reductions in Corporate Overhead

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                         Exelon's Investor Proposition

     .    *49 GWs low-cost supply

     . Forecasted 2001 revenues of $15B, EPS of $4.50, and 10% earnings growth through 2003

     .    Appetite for growth tempered by commitment to financial discipline

     .    Proven ability to seize opportunity and execute

     .    Demonstrated focus on cost optimization

     .    Depth and strength of management team

     * assumes completion of the Sithe acquisition and power uprate projects by 2003.

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